                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 8, 1997
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                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                                 0-16947                         01-0437984
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 9540, One Portland Square, Portland, Maine                  04112-9540
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(Address of principal executive offices)                              (Zip Code)



                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.      OTHER EVENTS
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        On April 8, 1997, Peoples Heritage Financial Group, Inc. issued the press release which is included as Exhibit 99(a) hereto.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
             ------------------------------------------------------------------

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  The following exhibits are included with this Report:

             Exhibit 99(a)    Press Release, dated April 8, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

                                     By: /s/ Carol L. Mitchell
                                        ------------------------------------
                                        Name:  Carol L. Mitchell
                                        Title: Executive Vice President,
                                               General Counsel and Secretary


Date: April 8, 1997






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